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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              ____________________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DSL.net, Inc.
                                 -------------
             (Exact name of registrant as specified in its charter)



  Delaware                                                   06-1510312
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  (State of incorporation or organization)                   (IRS Employer
                                                             Identification No.)


  545 Long Wharf Drive, New Haven, Connecticut               06511
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  (Address of principal executive offices)                   (Zip Code)



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box: [_]

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

Securities Act registration statement file number to which this form relates:
                                  333- 80141
                                  ----------
(If applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                     Name of each exchange on which
    to be so registered                     each class is to be registered
    -------------------                     ------------------------------

----------------------------                ------------------------------


       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.0005 par value per share
--------------------------------------------------------------------------------
                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

   Information concerning the Registrant's Common Stock, $.0005 par value per share, is contained in the Registrant's Registration Statement on Form S-1 (File No. 333-80141) filed with the Securities and Exchange Commission on June 7, 1999, as amended, pursuant to the Securities Act of 1933, as amended (the "S-1 Registration Statement"), and such information is incorporated herein by reference.


Item 2.  Exhibits
         --------

Exhibit No.    Exhibit
-----------    -------

     1 Specimen certificate representing the Common Stock (incorporated by reference to Exhibit 4.01 to the S-1 Registration Statement).

     2 Amended and Restated Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.01 to the S-1 Registration Statement).

     3 Form of Second Amended and Restated Certificate of Incorporation of the Registrant to become effective immediately after the closing of the offerings under the S-1 Registration Statement (incorporated herein by reference to Exhibit 3.02 to the S-1 Registration Statement).

     4 Amended and Restated By-Laws of Registrant (incorporated herein by reference to Exhibit 3.03 to the S-1 Registration Statement).
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        DSL.net, Inc.



                                        By: /s/ Stephen Zamansky
                                           ----------------------------------
                                           Stephen Zamansky
                                           Vice President and General Counsel


Date:   October 1, 1999